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                                                                   EXHIBIT 10.13
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                            OPNET TECHNOLOGIES, INC.

                        2000 Director Stock Option Plan

1.   Purpose.
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     The purpose of this 2000 Director Stock Option Plan (the "Plan") of OPNET
Technologies, Inc., a Delaware corporation (the "Company"), is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress, to provide them with a further incentive to remain as directors of the Company and to align the interests of such persons with those of the Company's stockholders.

2.   Administration.
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     The Board of Directors (the "Board") shall supervise and administer the
Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board, and if a committee is so appointed, all references to the Board in the Plan shall mean and relate to such committee.

3.   Participation in the Plan.
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     Directors of the Company who are not employees of the Company or any subsidiary of the Company ("non-employee directors") shall be eligible to receive options under the Plan.

4.   Stock Subject to the Plan.
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     (a)  The maximum number of shares of the Company's common stock, $0.001 par value per share ("Common Stock"), which may be issued under the Plan shall be 150,000 shares, subject to adjustment as provided in Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

     (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
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5.   Terms, Conditions and Form of Options.
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     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  (i)  Automatic Option Grant Dates. Options shall automatically be
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granted to all non-employee directors as follows:

               (x) each person serving as a non-employee director on the closing date (the "Closing Date") of the Company's initial public offering of Common Stock (the "Initial Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 10,000 shares of Common Stock on the Closing Date;

               (y) each person who first becomes a non-employee director after the Closing Date, other than pursuant to election at an Annual Meeting of Stockholders of the Company, shall be granted an option on the date of his or her election to the Board to purchase a number of shares of Common Stock calculated by multiplying 833 by the number of full calendar months remaining from the date of his or her initial election to the Board until the first anniversary of the prior year's Annual Meeting of Stockholders; and

               (z) each non-employee director shall be granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2001 Annual Meeting of Stockholders, provided that he or she is serving as a director immediately following such Annual Meeting of Stockholders.

          (ii) Periodic Grants of Options. Subject to execution by the non-
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employee director of an appropriate option agreement, the Board may grant additional options to purchase a number of shares to be determined by the Board in recognition of services provided by a non-employee director in his or her capacity as a director.

     Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date."

     (b)  Option Exercise Price. The option exercise price per share for each
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option granted under the Plan shall equal (i) the closing price on any national securities exchange on which the Common Stock is listed, (ii) the closing price of the Common Stock on the Nasdaq National Market or (iii) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the Option Grant Date;
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provided, that the option exercise price per share for each option granted pursuant to Section 5(a)(i)(x) shall be equal to the price per share to the public of the shares of Common Stock sold by the Company in the Initial Public Offering. If no sales of Common Stock were made on the Option Grant Date, the price of the Common Stock for purposes of clauses (i) and (ii) above shall be the reported price for the next preceding day on which sales were made.

     (c)  Transferability of Options. Except as the Board may otherwise
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determine or provide in an option granted under the Plan, any option granted under the Plan to an optionee

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shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d)  Vesting Period.
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          (i)  General.  Each option granted under the Plan pursuant to Section
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5(a)(i) above shall become exercisable (vest) in full on the first anniversary of the Option Grant Date.  Each option granted under the Plan pursuant to
Section 5(a)(ii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective optionee.

          (ii) Right to Receive Restricted Stock.  The Board shall have the
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authority to grant options which are immediately exercisable subject to the
Company's right to repurchase any unvested shares of stock acquired by the optionee on exercise of an option in the event such optionee's service as a director terminates for any reason.

     (e)  Termination. Each option shall terminate, and may no longer be
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exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the first anniversary of the date on which the optionee ceases to serve as a director of the Company.

     (f)  Exercise Procedure. An option may be exercised only by written notice
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to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of Common Stock (which have been owned by the optionee for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price or (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     (g)  Exercise by Representative Following Death of Director. An optionee,
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by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   Limitation of Rights.
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     (a)  No Right to Continue as a Director. Neither the Plan, nor the granting
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of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

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     (b)  No Stockholders' Rights for Options. An optionee shall have no rights
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as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c)  Compliance with Securities Laws. Each option shall be subject to the
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requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.   Adjustments for Changes in Common Stock and Certain Other Events.
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     (a)  Changes in Capitalization. In the event of any stock split, reverse
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stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of securities and exercise price per share subject to each outstanding option, shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this
Section 7(a) shall not be applicable.

     (b)  Liquidation or Dissolution.  In the event of a proposed liquidation or
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dissolution of the Company, the Board shall upon written notice to the optionees provide that all then unexercised options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

     (c)  Reorganization Events.
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          (1)  Definition. A "Reorganization Event" shall mean: (a) any merger
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or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction.

          (2)  Consequences of a Reorganization Event on Options. Upon the
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occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding options shall be

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assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an option shall be considered to be assumed if, following consummation of the Reorganization Event, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such options, then the Board shall, upon written notice to the optionees, provide that all then unexercised options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the optionees before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding options shall terminate upon consummation of such Reorganization Event and that each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable) exceeds (B) the aggregate exercise price of such options.

8.   Termination and Amendment of the Plan.
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     The Board may suspend or terminate the Plan or amend it in any respect whatsoever.

9.   Notice.
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     Any written notice to the Company required by any of the provisions of the
Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

10.  Governing Law.
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     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).

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11.  Effective Date.
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     The Plan shall take effect upon the closing of the Initial Public Offering.

                              Adopted by the Board of Directors on March 13,
                              2000

                              Approved by the Stockholders on June __, 2000

                              On June 27, 2000, the Board of Directors approved a three-for-two split of the Common Stock which increased the number of shares of Common Stock available for issuance under the Plan to 225,000 shares.

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